[David T. Thomson P.C. letterhead]



                        CONSENT OF INDEPENDENT ACCOUNTANT

I consent to the inclusion in this registration statement on Form 10-SB of my report, which includes an explanatory paragraph which discusses the Company's ability to continue as a going concern, dated March 11, 1998, on my audit of the financial statements of Commercial Concepts, Inc. for the year ended February 28, 1998.

David T. Thomson, P.C.

/s/   David T. Thomson, P.C.

Salt Lake City, Utah
February 22, 2000